Exhibit 10.2

SILICON LABORATORIES INC.

RESTRICTED STOCK UNITS AGREEMENT

Silicon Laboratories Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (the “Agreement”) is attached an Award consisting of Restricted Stock Units subject to the terms and conditions set forth in the Grant Notice, including any Addendum attached to and incorporated into the Grant Notice (the “Addendum”), and this Agreement.  The Award has been granted pursuant to the Silicon Laboratories Inc. 2000 Stock Incentive Plan (the “Plan”), as amended to the Grant Date, the provisions of which are incorporated herein by reference.  By signing the Grant Notice, the Participant:  (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, the Addendum, if any, this Agreement, the Plan and prospectus for the Plan in the form most recently registered with the Securities and Exchange Commission, (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, the Addendum, if any, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Plan Administrator upon any questions arising under the Grant Notice, the Addendum, if any, this Agreement or the Plan.

1.             DEFINITIONS AND CONSTRUCTION.

1.1          Definitions.  Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2          Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2.             ADMINISTRATION.

All questions of interpretation concerning the Grant Notice, the Addendum, if any, and this Agreement shall be determined by the Plan Administrator.  All determinations by the Plan Administrator shall be final and binding upon all persons having an interest in the Award.

3.             THE AWARD.

3.1          Grant of Restricted Stock Units.  On the Grant Date, the Participant shall acquire, subject to the provisions of this Agreement, the Number of Restricted Stock Units set forth in the Grant Notice, subject to adjustment as provided in Section 9.  Each Restricted Stock Unit represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Common Stock.

3.2          No Monetary Payment Required.  The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Restricted Stock Units or shares of Common Stock issued upon settlement of the Restricted Stock Units, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Corporation or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to or for the benefit of the Corporation and/or its Parent or Subsidiary having a value not less than the par value of the shares of Common Stock issued pursuant to the Award.

4.             VESTING OF RESTRICTED STOCK UNITS.

4.1          Normal Vesting.  Except as provided in Section 4.2 and Section 8, the Restricted Stock Units shall vest and become Vested Units as provided in the Grant Notice.

4.2          Leave of Absence.  The following provisions shall apply upon the Participant’s commencement of an authorized leave of absence:

(a)           The vesting schedule in effect under the Grant Notice shall be frozen as of the first day of the authorized leave and the Number of Restricted Stock Units subject thereto shall not vest for any additional installments during the period Participant remains on such leave.

(b)           Should Participant resume active Employee status within sixty (60) days after the start date of the authorized leave, the Participant shall, for purposes of the vesting schedule set forth in the Grant Notice, receive Service credit for the entire period of such leave.  If the Participant does not resume active Employee status within such sixty (60)-day period, then no Service credit shall be given for the period of such leave.

5.             TERMINATION OF SERVICE.

                In the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant shall forfeit and the Corporation shall automatically reacquire all Restricted Stock Units which are not, as of the time of such termination, Vested Units, and the Participant shall not be entitled to any payment therefor.

6.             SETTLEMENT OF THE AWARD.

6.1          Issuance of Shares of Common Stock.  Subject to the provisions of Section 6.3 below, the Corporation shall issue to the Participant, on the Settlement Date, or as soon as practicable thereafter, with respect to each Restricted Stock Unit to be settled on such date, one (1) share of Common Stock; provided however, that if such Settlement Date is a date on which a sale by the Participant of the share of Common Stock to be issued in settlement of such Restricted Stock Unit would violate the Insider Trading Policy of the Corporation, then the Settlement Date with respect to such Restricted Stock Unit shall be the earlier of (a) the next day on which such sale would not violate the Insider Trading Policy or (b) the date that is two and one-half (2½) months from the end of the calendar year in which such Restricted Stock Unit became a Vested Unit.  For purposes of this Section, “Insider Trading Policy” means the written policy of the Corporation pertaining to the sale, transfer or other disposition of the Corporation’s equity securities by members of the Board, officers or other employees who may possess material, non-public information regarding the Corporation, as in effect at the time of a disposition of any shares of Stock.  Shares of Common Stock issued in settlement of Restricted Stock Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3.

6.2          Beneficial Ownership of Shares; Certificate Registration.  The Participant hereby authorizes the Corporation, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Corporation has notice any or all shares acquired by the Participant pursuant to the settlement of the Award.  Except as provided by the preceding sentence, a certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

6.3          Restrictions on Grant of the Award and Issuance of Shares.  The grant of the Award and issuance of shares of Common Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities.  No shares of Common Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed.  The inability of the Corporation to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Corporation’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award shall relieve the Corporation of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained.  As a condition to the settlement of the Award, the Corporation may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Corporation.

6.4          Fractional Shares.  The Corporation shall not be required to issue fractional shares upon the settlement of the Award.

7.             TAX WITHHOLDING.

7.1          In General.  Subject to Section 7.2, at the time the Grant Notice is executed, or at any time thereafter as requested by the Corporation, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Corporation, if any, which arise in connection with the Award or the issuance of shares of Common Stock in settlement thereof.  The Corporation shall have no obligation to deliver shares of Common Stock until the tax withholding obligations of the Corporation have been satisfied by the Participant.

7.2          Withholding in Shares.  Unless otherwise determined by the Plan Administrator, in its sole discretion, the Corporation shall satisfy all of the Corporation’s tax withholding obligations (except with respect to any fractional share) by withholding a number of whole shares of Common Stock otherwise deliverable to the Participant in settlement of the Award having a fair market value, as determined by the Corporation as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

8.             EFFECT OF CHANGE IN CONTROL ON AWARD.

In the event of a Change in Control, the vesting of the Restricted Stock Units shall be accelerated in full and the total number of Restricted Stock Units subject to the Award shall be deemed Vested Units effective as of the date of the Change in Control, provided that the Participant’s Service has not terminated prior to such date.  No such acceleration of this Award, however, shall occur if and to the extent the Award is either assumed or otherwise continued in full force and effect or a substitution is made for the Award with a substantially equivalent award by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control.  The Award shall be settled in accordance with Section 6 immediately prior to the Change in Control to the extent that the Award is neither assumed nor continued in connection with the Change in Control.

9.             ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

Subject to any required action by the stockholders of the Corporation, in the event of any change in the Common Stock effected without receipt of consideration by the Corporation, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Corporation, or in the event of payment of a dividend or distribution to the stockholders of the Corporation in a form other than Common Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Common Stock, appropriate and proportionate adjustments shall be made in the number of Restricted Stock Units subject to the Award and/or the number and kind of shares to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award.  For purposes of the foregoing, conversion of any convertible securities of the Corporation shall not be treated as “effected without receipt of consideration by the Corporation.”  Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number.  Such adjustments shall be determined by the Plan Administrator, and its determination shall be final, binding and conclusive.

10.          RIGHTS AS A STOCKHOLDER, BOARD MEMBER, EMPLOYEE OR CONSULTANT.

The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.  If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Corporation and the Participant, the Participant’s employment is “at will” and is for no specified term.  Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of the Corporation or interfere in any way with any right of the Corporation to terminate the Participant’s Service at any time.

11.          LEGENDS.

The Corporation may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement.  The Participant shall, at the request of the Corporation, promptly present to the Corporation any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.

12.          MISCELLANEOUS PROVISIONS.

12.1        Amendment.  The Plan Administrator may amend this Agreement at any time; provided, however, that no such amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant, except to the extent such amendment is necessary to comply with applicable law, including, but not limited to, Section 409A of the Code.  No amendment or addition to this Agreement shall be effective unless in writing.

12.2        Nontransferability of the Award.  Prior to the issuance of shares of Common Stock on the applicable Settlement Date, neither this Award nor any Restricted Stock Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

12.3        Further Instruments.  The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

12.4        Binding Effect.  This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

12.5        Notices.  Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices.  Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below the Participant’s signature line on the Grant Notice.  All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

12.6        Integrated Agreement.  The Grant Notice, the Addendum, if any, this Agreement and the Plan constitute the entire understanding and agreement of the Participant and the Corporation with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Corporation with respect to such subject matter other than those as set forth or provided for herein or therein.  To the extent contemplated herein or therein, the provisions of the Grant Notice, the Addendum, if any, and the Agreement shall survive any settlement of the Award and shall remain in full force and effect.

12.7        Applicable Law.  This Agreement shall be governed by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within the State of Texas.

12.8        Counterparts.  The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.